UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
           -----------------------------------------------------------
                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 25, 2004
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                           GTECH Holdings Corporation
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             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)

                  1-11250                       05-0450121
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         (Commission File Number)     (IRS Employer Identification Number)

              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-392-1000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)


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Item 1.01.    Entry into a Material Definitive Agreement.
              ------------------------------------------------------------

         On October 25, 2004, GTECH Corporation, the wholly-owned subsidiary of the Registrant, as borrower ("GTECH"), entered into a credit agreement (the "New Credit Agreement") with (a) Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and (b) lenders consisting of Bank of America, N.A.; Calyon New York Branch; KeyBank National Association; The Bank of Nova Scotia; Wachovia Bank, N.A.; Commerzbank AG, New York and Grand Cayman Branches; Citizens Bank of Rhode Island; Fifth Third Bank; and SunTrust Bank (the "Lenders").

         A copy of the Credit Agreement is filed as an Exhibit to this Report. Statements contained in this Item 1.01 respecting the New Credit Agreement are qualified in their entirety by the applicable provisions of the New Credit Agreement.

        GTECH, as borrower, and Bank of America, N.A.; The Bank of Nova Scotia; Calyon New York Branch (formerly Credit Lyonnais New York Branch), KeyBank National Association (formerly Key Corporate Capital, Inc.); Citizens Banks of Rhode Island; and Commerzbank AG, New York and Grand Cayman Branches, as lenders, and certain other lenders that are not party to the New Credit Agreement, were party to a credit agreement dated June 22, 2001 (the "Old Credit Agreement").

         In connection with the execution of the New Credit Agreement, on October 25, 2004, obligations that were outstanding under the Old Credit Agreement were retired or assumed under the New Credit Agreement (as described in greater detail under Item 2.03 below) and the Old Credit Agreement was terminated.

         The New Credit Agreement contains the following terms and conditions that are material to the Registrant:

                  (a) The New Credit Agreement provides for a five year $500 million revolving credit senior credit facility (the "Senior Credit Facility") to GTECH.

                (b) The repayment of borrowings, and other amounts due, under the Senior Credit Facility is guaranteed by the Registrant, GTECH Latin America Corporation, and all existing and future direct and indirect material domestic subsidiaries of GTECH.

                (c) The $500 million Senior Credit Facility, includes a $100 million sublimit for the issuance of standby and commercial letters of credit denominated in U.S. dollars and in certain readily available foreign currencies (each, a "Letter of Credit"), and a $40 million sublimit for swing line loans in U.S. dollars only (each, a "Swing Line Loan"). Letters of Credit are to be issued, and Swing Line Loans are to be made available, by Bank of America, N.A. Each Lender is required to purchase an irrevocable and unconditional participation in each Letter of Credit issued by Bank of America, N.A.

                  (d) Swing Line Loans are available in U.S. dollars in an aggregate amount of up to $40 million. Each Swing Line Loan must be repaid in full not later than 10 business days after such loan is made, failing which, such loan generally is deemed to be an advance under the Senior Credit Facility.

                  (e) The Senior Credit Facility shall be used (i) for working capital, capital expenditures, and other lawful corporate purposes; and
         (ii) to replace and refinance outstanding indebtedness under the Old Credit Agreement.

                  (f) Other than Swing Line Loans, amounts outstanding under the Senior Credit Facility accrue interest at a rate equal to (at GTECH's option): (i) the London Interbank Offered Rate from time-to-time ("LIBOR") plus a margin (ranging from 0.245% to 0.625%) (the "Applicable Margin") based upon the long-term unsecured senior, non-credit enhanced, debt rating of the Registrant from time-to-time by Standard & Poor's Ratings Group and Moody's Investors Service, Inc. (the "Debt Rating"), or (ii) the higher of Bank of America's prime rate, or the federal funds rate (the "Federal Funds Rate"), from time-to-time, plus 0.50%. Swing Line Loans shall bear interest at the Federal Funds Rate plus the Applicable Margin.

                  (g) GTECH is required to pay a Utilization Fee and Facility Fee, determined on the basis of GTECH's Debt Rating, as well as certain other fees in connection with the arrangement of the New Credit Agreement.

                  (h) The Senior Credit Facility shall terminate, and all amounts outstanding thereunder shall be due and payable in full on, October 25, 2009.

                  (i) GTECH may prepay the Senior Credit Facility in whole or in part at any time without penalty, subject to the reimbursement of certain Lender breakage and redeployment costs in the case of LIBOR borrowings.

                  (j) The obligations of the Lenders to make loans to GTECH, and to issue Letters of Credit in favor of GTECH, are subject to the satisfaction of the applicable conditions specified in the Credit Agreement, and, as described in Item 2.03 below, the due date for the repayment of obligations under the New Credit Agreement may be accelerated upon the occurrence of an Event of Default.

Item  2.03.  Creation of a Direct Financial Obligation or an
             Obligation under an Off-Balance  Sheet Arrangement of
             a Registrant.
             -----------------------------------------------------

         As described above in Item 1.01 of this Report, on October 25, 2004, GTECH entered into the New Credit Agreement, a copy of which is filed as an Exhibit to this Report. Statements contained in this Item 2.03 respecting the New Credit Agreement are qualified in their entirety by the text of the applicable provisions of the New Credit Agreement.

        On October 25, 2004, GTECH borrowed $22.0 million under the New Credit Agreement, $19.0 million of which was used to replenish funds used to discharge amounts outstanding under the Old Credit Agreement as of such date. In addition, on October 25, 2004, letters of credit totaling $29.2 million that had been issued under the Old Credit Agreement were assumed under the New Credit Agreement.

        Amounts borrowed under the New Credit Agreement are due and payable, together with all unpaid interest, fees and other obligations, on October 25, 2009, or earlier upon exercise by the Lenders of their right to accelerate the due date of obligations upon the occurrence of an Event of Default. Section 10.1 of the New Credit agreement sets forth the events that constitute an "Event of Default".

         Please refer to Item 1.01 of this Report for a brief description of other terms and conditions of the New Credit Agreement that are material to the Registrant.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GTECH HOLDINGS CORPORATION


                              By: /s/ Michael K. Prescott
                                 -----------------------------------------------
                                  Michael K. Prescott
                                  Vice President and Deputy General Counsel

Dated:  October 29, 2004

                                  Exhibit Index

Exhibit Number             Description
----------------------     --------------

Exhibit 99(a) Credit Agreement, dated as of October 25, 2004, among GTECH Corporation, the Bank of America, N.A., Calyon New York Branch and the other lenders party thereto.